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Scudder High Income Trust

Annual Report

November 30, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Dividend Reinvestment Plan

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

	NYSE Symbol	CUSIP Number
Scudder High Income Trust	KHI	811153-105

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2002

Average Annual Total Returns
	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	-1.53%	-3.66%	-1.37%	5.22%
Based on Market Price	-18.19%	-3.55%	-1.24%	5.59%

Net Asset Value and Market Price
	As of 11/30/02	As of 11/30/01
Net Asset Value	$ 4.91	$ 5.62
Market Price	$ 5.40	$ 7.42

Distribution Information
Twelve Months: Income Dividends	$ .71(b)
November Income Dividend	$ .053
Current Annualized Distribution Rate (based on Net Asset Value)+	12.95%
Current Annualized Distribution Rate (based on Market Price)+	11.78%

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
b Includes $.02 per share of return of capital for tax purposes.
+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on November 30, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Market price, distribution rates, net asset value and returns are historical and will fluctuate and do not guarantee future results.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Economic Overview

Dear Shareholder:

The economic recovery continues. Its pace, however, is modest. And it is taking place in a series of starts and stops.

Earlier in the year, the economy seemed to be recovering steadily. How do we know? During the beginning of any economic slowdown, companies are fearful that consumers will not buy their products and they will be left with vast inventories of goods they cannot sell (and are costly to store). As a result, they liquidate inventories and slow their manufacturing. This happened during the start of the current slowdown. But in the earlier part of this year, as demand for manufactured goods became more steady, companies stopped trying so hard to reduce inventories and started manufacturing more goods. This suggested that a broad recovery was beginning. Unfortunately, companies didn't follow through by hiring more workers or investing in new equipment, which are other factors also essential to a recovery. As a result, the economy hit a slow patch during the late summer and early fall months - and manufacturing slipped back into the doldrums.

More recently, the economy appears to have improved. Fewer people are filing for unemployment benefits, the slowdown in manufacturing seems to be receding, and consumers are still spending money. As a result, we think it is unlikely that we will return to a recession. However, we expect economic momentum to build slowly, with growth not getting back to normal until late 2003.

Two warnings: This rebound will require continued assistance from the government, such as low interest rates and tax cuts. We don't think maintaining such policies will be a problem, however. The Federal Reserve is unlikely to raise interest rates until it sees concrete evidence of a recovery and won't hesitate to lower rates again if it needs to. And, the rebound we expect is based on the absence of adverse geopolitical shocks such as uncontained war in the Middle East.

If these risks can be avoided and the recovery gradually gathers steam, as we anticipate, interest rates will be affected. In the short-term, any change is unlikely. Longer-term, we expect interest rates to remain comparable to those seen in the 1950s and early 1960s, thanks to low inflation. Even after the economy recovers fully, the federal funds rate - the rate at which banks lend to each other overnight, and the rate on which other interest rates are based - might gradually rise from 1.25 percent to only 4 percent or 4.5 percent.

Economic Guideposts Data as of 11/30/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

Because interest rates and bond prices tend to move in opposite directions, when the recovery eventually strengthens and the Fed raises interest rates, bond prices will likely fall again - but not drastically.

As for the stock market, prices have now returned to more reasonable levels. While we don't expect stock prices to fall drastically, we don't expect them to come anywhere close to what we saw during the 1980s and 1990s.

The situation is similar abroad. Economic activity remains sluggish everywhere. In most areas, we believe the slowdown is cyclical and will improve gradually next year. The exception is the 12 nations that comprise the European Monetary Union (EMU), which have been growing more slowly than the US for several decades. This can't be the result of cyclical factors alone - i.e., the natural acceleration and deceleration of an economy - so other problems (such as burdensome taxes and over-regulation) may exist. If so, these problems may continue to impede economic recovery in Europe.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Asset Management as of December 11, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder High Income Trust: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder High Income Trust. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Portfolio Manager of the Trust.

• Joined Deutsche Asset Management in March 1998 and the Trust team in 2002.

• Prior to that, Investment Analyst, Phoenix Investment Partners, from 1997 to 1998.

In the following interview, Portfolio Manager Andrew Cestone discusses Scudder High Income Trust's strategy and the market environment during the 12-month period ended November 30, 2002.

Q: The high-yield sector provided investors with a choppy ride over the past 12 months. What factors affected the asset class?

A: The past year was a tale of two markets. The accomodative stance of the Federal Reserve Board during the first half of the period provided hope for a revival in economic growth and corporate earnings, which helped high-yield bonds. The environment grew stormier in mid-2002, however, as accounting scandals rocked the markets and called into question the true strength of corporations' balance sheets and reported earnings.

Adding to the sector's difficulties were a litany of external factors: a weak economy, poor stock market performance, new issue supply, credit downgrades, a high default rate and the prospect of a war in Iraq. The high level of uncertainty sparked a "flight to quality," sending investors fleeing from lower-quality corporate issues to Treasuries and other higher-grade fixed-income securities. However, at the close of the fiscal period, high yield bonds rallied as a result of the Federal Reserve's decision to lower interest rates, stock market improvements, the Republican's control of the House and Senate, supply and demand imbalances, and seasonal factors. At the end of the period, the high-yield market posted a 1.93 percent return as measured by the Credit Suisse First Boston (CSFB) High Yield Index.

Q: Where does the high-yield market stand historically in terms of yield spreads and default rates?

A: As of November 30, 2002, the yield spread (or the difference between the yield of the CSFB High Yield Index and the yield on Treasuries) was 929 basis points (or 9.29 percentage points). The spread peaked at a record 1,116 basis points during October 2002. In comparison, the most recent peak in the yield spread was 1,096 basis points in 1991, one of the worst periods ever for the asset class. This indicates that on a historical basis, the high-yield sector is trading at extremely distressed levels. On a forward-looking basis, we view this as a positive indicator of the performance potential of the asset class in relation to Treasuries.

Defaults (or the failure of corporations to pay the interest and/or principal payments on their bond issues) are currently running in excess of 9 percent, compared to a peak of 13 percent in 1991. While the default rate, similar to the yield spread, is also near a previous peak, this number masks the fact that, overall, the current period has been much worse than 1990-91. It is likely that as defaults begin to decline, the cumulative default rate experienced during this most recent market cycle will exceed that of the last recession period. On a more positive note, we believe this escalated default rate represents a "cleansing" of the high-yield market that should leave the asset class in a healthier state.

Q: How has the Trust performed in this difficult environment?

A: The Trust lost ground on an absolute basis during the reporting period, but it performed very well relative to its Lipper universe peer group. For the 12-month period ended November 30, 2002, the Trust produced a total return of -1.53 percent on a net asset value basis and -18.19 on a market price basis. In comparison, the average fund in the Lipper High Current Yield Fund (Leveraged) category fell 7.15 percent on a net asset basis. (There were 27 funds in the category as of November 30, 2002.)

Q: What holdings helped and hurt performance for the period?

A: Solid fundamental credit research resulted in strong issue selection and positioning, which was a positive contributor to the overall performance of the Trust. An overweight position in the land transportation sector as well as an underweight stance in the refining, airline and technology sectors also helped performance. The Trust's position in bonds issued by Tyco was also a significant help to its performance.

Factors that detracted from performance were the Trust's positions in utilities, cable and cellular telephony, as well as underweights in the gaming, broadcasting, leisure, paper and retail sectors. Performance was hurt by our overweight position in BBB-rated credits, an area of the market that typically is among the lowest risk in the high-yield asset class. However, during the period, fraud and questionable or improper accounting practices, or misclassifications at companies such as WorldCom, Qwest and HealthSouth hurt the BBB credit quality sector.

Q: What is your approach to managing the Trust?

A: Our primary focus as managers is on individual security selection and risk management. We believe we can add the most value through fundamental research - as opposed to macroeconomic forecasting or duration bets - so our primary focus is on finding bonds that offer the best combination of risk and return potential. Diversification of holdings has become an increasingly important consideration in the context of risk management, and especially amid this year's revelations of questionable accounting practices at so many US corporations. To that end, the Trust increased its diversification, resulting in the vast majority of holdings in the portfolio making up less than 1 percent of its total assets. The number of individual holdings in the Trust increased significantly in the past 12 months, from approximately 280 securities as of November 30, 2001, to approximately 400 securities as of November 30, 2002. We feel increased diversification is important at a time when risk levels are exceptionally high in the asset class.

Q: How is the Trust positioned at present?

A: We have been reducing the Trust's weightings in sectors in which we are less than enthusiastic about the fundamentals: namely, cellular, cable, paper and retail. We have also reduced some of the Trust's home-building exposure, as we feel these positions have reached their price potential. At the same time, we have added to areas in which issuers tend to benefit from more stable cash flows: food, beverages, tobacco and utilities. We have also dabbled in technology, where bond prices have fallen sharply in recent months. As a result of these shifts, the Trust's key over- and underweights on a sector basis are as follows:

Overweight	Underweight
Services	Airlines
Chemicals	Consumer products
Food and tobacco	Financials
Packaging	Health care
Manufacturing	Building materials
Technology
Broadcasting
Steel
Autos
Retail

Q: What is your outlook for the sector?

A: As the economy shows signs of recovery and defaults begin to decline, we feel that the high-yield asset class remains attractively priced at current yield levels. At the close of the fiscal period, we continue to like the risk/reward outlook for high-yield bonds, as the average price of high-yield debt in the market (as measured by the CSFB High Yield Index) was 72.02 cents on the dollar. However, we also believe that the uncertainty level in the high-yield market will remain high, with primary risks over the near term coming from the ongoing economic weakness worldwide, the continued threat of terrorist activity and the volatile environment in the Middle East. While a US war with Iraq could lead to higher yield spreads, the avoidance of war, or a quick resolution, could lead to significantly tighter spreads.

Although the outlook remains unclear, we think several factors point to improved performance for high-yield bonds. As a result, we encourage investors who have stuck with the asset class through the difficult financial market environment of the past two to three years to remain focused on their long-term investment objectives, rather than worry about the day-to-day volatility of the high-yield market. We believe that, should the economic environment continue with modest growth, high-yield should outperform Treasuries over the next couple of years.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2002

Asset Allocation	11/30/02	11/30/01

Corporate Bonds	81%	85%
Foreign Bonds - US$ Denominated	15%	6%
Asset Backed	1%	1%
Foreign Bonds - Non US$ Denominated	1%	-
US Treasury Obligations	1%	6%
Cash Equivalents	1%	2%
	100%	100%

Corporate Bond Diversification (Excludes Cash Equivalents)	11/30/02	11/30/01

Consumer Discretionary	31%	36%
Industrials	26%	20%
Materials	11%	12%
Energy	8%	6%
Telecommunication Services	7%	16%
Consumer Staples	6%	3%
Health Care	4%	2%
Financials	3%	1%
Utilities	2%	4%
Other	2%	-
	100%	100%

Quality	11/30/02	11/30/01

AAA*	1%	7%
A	1%	-
BBB	15%	7%
BB	32%	23%
B	44%	61%
Below B	7%	1%
Not rated	-	1%
	100%	100%

* Includes cash equivalents
Interest Rate Sensitivity	11/30/02	11/30/01

Average Maturity	8.9 years	7.2 years
Duration	6.5 years	5.2 years

Asset Allocation, Corporate Bond Diversification, Quality and Interest Rate Sensitivity are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of November 30, 2002

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 112.2%
Consumer Discretionary 34.3%
Adelphia Communications Corp.:
7.75%, 1/15/2009*	270,000	103,950
8.125%, 7/15/2003*	330,000	127,050
10.25%, 6/15/2011*	225,000	88,875
Advantica Restaurant Co., 11.25%, 1/15/2008	270,815	203,111
American Achieve Corp., 11.625%, 1/1/2007	600,000	636,000
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	1,490,000	968,500
Ameristar Casino, Inc., 10.75%, 2/15/2009	1,025,000	1,124,938
AOL Time Warner, Inc., 5.625%, 5/1/2005	180,000	181,705
Avondale Mills, Inc., 10.25%, 5/1/2006	1,245,000	1,120,500
Boca Resorts, Inc., 9.875%, 4/15/2009	2,240,000	2,324,000
Charter Communications Holdings LLC:
8.625%, 4/1/2009	510,000	249,900
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	635,000	184,150
Step-up Coupon, 0% to 1/15/2007, 12.125% to 1/15/2012	415,000	112,050
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	875,000	927,500
Chumash Casino & Resort Enterprise, 9.0%, 7/15/2010	180,000	190,800
Cinemark USA, Inc.:
8.5%, 8/1/2008	905,000	852,963
Series D, 9.625%, 8/1/2008	625,000	612,500
Circus & Eldorado, 10.125%, 3/1/2012	575,000	561,344
Clear Channel Communication, Inc., 8.0%, 11/1/2008	995,000	1,069,625
Cox Communications, Inc., 7.125%, 10/1/2012	180,000	189,111
CSC Holdings, Inc.:
Senior Note, 7.25%, 7/15/2008	735,000	683,550
7.875%, 12/15/2007	915,000	866,963
Dana Corp., 10.125%, 3/15/2010	460,000	471,500
DIMON, Inc.:
8.875%, 6/1/2006	585,000	595,238
Series B, 9.625%, 10/15/2011	995,000	1,054,700
EchoStar Communications Corp.:
9.25%, 2/1/2006	1,715,000	1,757,875
9.375%, 2/1/2009	1,260,000	1,297,800
Eldorado Resorts LLC, 10.5%, 8/15/2006	860,000	854,625
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	800,000	748,000
Gap, Inc., 5.625%, 5/1/2003	630,000	630,000
Guitar Center Management, 11.0%, 7/1/2006	1,564,000	1,579,640
Hasbro, Inc., 8.5%, 3/15/2006	300,000	316,500
Herbst Gaming, Inc., 10.75%, 9/1/2008	445,000	465,025
Hilton Hotels Corp.:
7.625%, 12/1/2012	830,000	835,980
8.25%, 2/15/2011	135,000	141,766
Hines Horticulture, Inc., Series B, 12.75%, 10/15/2005	1,374,000	1,435,830
HMH Properties, Inc., 8.45%, 12/1/2008	1,130,000	1,132,825
Imperial Home Decor Group, Inc., Series B, 11.0%, 3/15/2008*	680,000	68
Insight Communications, Step-up Coupon, 0% to 2/15/2006, 12.25% to 2/15/2011	540,000	267,300
Interep National Radio Sales, Inc., 10.0%, 7/1/2008	1,415,000	1,216,900
International Game Technology, 8.375%, 5/15/2009	2,045,000	2,275,063
Jacobs Entertainment Co., 11.875%, 2/1/2009	460,000	479,550
Krystal, Inc., 10.25%, 10/1/2007	505,000	465,231
Levi Strauss & Co., 12.25%, 12/15/2012	270,000	266,625
MGM Mirage, Inc.:
8.5%, 9/15/2010	2,120,000	2,306,380
9.75%, 6/1/2007	50,000	55,125
Mohegan Tribal Gaming Authority:
8.375%, 7/1/2011	560,000	593,600
8.75%, 1/1/2009	400,000	428,000
Mothers Work, Inc., 11.25%, 8/1/2010	360,000	381,600
National Vision, Inc., 12.0%, 3/30/2009	1,501,991	856,135
Nextmedia Operating, Inc., 10.75%, 7/1/2011	735,000	768,075
NTL, Inc., Series B, 11.5%, 2/1/2006*	640,000	64,000
Park Place Entertainment Corp., 9.375%, 2/15/2007	2,250,000	2,393,438
PRIMEDIA, Inc.:
7.625%, 4/1/2008	255,000	227,588
8.875%, 5/15/2011	830,000	765,675
Renaissance Media Group, Step-up Coupon, 0% to 4/15/2003, 10.0% to 4/15/2008	1,190,000	952,000
Rent-A-Center, Inc., 11.0%, 8/15/2008	530,000	569,750
Restaurant Co., Step-up Coupon, 0% to 5/15/2003, 11.25% to 5/15/2008	1,222,013	904,290
Rogers Cablesystems Ltd., 10.0%, 3/15/2005	240,000	247,200
Scientific Games Corp., 12.5%, 8/15/2010	440,000	497,200
Sealy Mattress Co., Series B, Step-up Coupon, 0% to 12/15/2002, 10.875% to 12/15/2007	2,060,000	2,039,400
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2011	860,000	922,350
Six Flags, Inc.:
9.5%, 2/1/2009	620,000	592,100
10.0%, 4/1/2008	835,000	793,250
Sonic Automotive, Inc., 11.0%, 8/1/2008	1,190,000	1,249,500
Station Casinos, Inc., 9.875%, 7/1/2010	130,000	142,025
Transwestern Publishing:
Series F, 9.625%, 11/15/2007	500,000	522,500
Series B, 11.875% to 11/15/2008	493,000	517,650
Venetian Casino Resort LLC, 11.0%, 6/15/2010	880,000	915,200
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	730,000	726,350
Wynn Las Vegas Corp., 12.0%, 11/1/2010	55,000	54,863
YUM! Brands, Inc., 7.7%, 7/1/2012	295,000	307,538
		52,459,908
Consumer Staples 7.1%
Agrilink Foods, Inc., 11.875%, 11/1/2008	1,480,000	1,572,500
Delhaize America, Inc., 8.125%, 4/15/2011	210,000	189,418
Doane Pet Care Co., 9.75%, 5/15/2007	625,000	481,250
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	645,000	645,000
Fleming Companies, Inc.:
9.25%, 6/15/2010	220,000	184,800
9.875%, 5/1/2012	840,000	512,400
10.125%, 4/1/2008	1,405,000	1,229,375
IMC Global, Inc., 10.875%, 6/1/2008	420,000	466,725
Jafra Cosmetics International, Inc., 11.75%, 5/1/2008	1,050,000	1,081,500
Michael Foods, Inc., Series B, 11.75%, 4/1/2011	270,000	301,050
PSF Group Holdings, Inc., 9.25%, 6/15/2011	285,000	213,750
Salton, Inc.:
10.75%, 12/15/2005	200,000	193,000
12.25%, 4/15/2008	505,000	494,900
Service Corp. International, 7.7%, 4/15/2009	1,670,000	1,603,200
Smithfield Foods, Inc., 8.0%, 10/15/2009	110,000	111,788
Stater Brothers Holdings, Inc., 10.75%, 8/15/2006	1,060,000	1,075,900
Swift & Co., 10.125%, 10/1/2009	100,000	92,500
US Can Corp., Series B, 12.375%, 10/1/2010	800,000	372,000
		10,821,056
Energy 9.4%
Avista Corp., 9.75%, 6/1/2008	1,505,000	1,422,225
Chesapeake Energy Corp.:
8.125%, 4/1/2011	650,000	682,500
9.0%, 8/15/2012	945,000	1,006,425
Consumers Energy Co.:
6.25%, 9/15/2006	405,000	399,905
6.375%, 2/1/2008	50,000	49,553
Continental Resources, Inc., 10.25%, 8/1/2008	340,000	292,400
Edison Mission Energy, 7.73%, 6/15/2009	1,570,000	659,400
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	535,000	527,279
Key Energy Services, Inc., 14.0%, 1/15/2009	287,000	330,050
Nevada Power Co., 10.875%, 10/15/2009	120,000	121,200
Newpark Resources, Inc., 8.625%, 12/15/2007	360,000	343,800
Panhandle Eastern Pipe Line:
7.2%, 8/15/2024	275,000	220,427
7.95%, 3/15/2023	575,000	502,248
Parker & Parsley, 8.25%, 8/15/2007	50,000	52,437
Parker Drilling Co., Series B, 10.125%, 11/15/2009	970,000	989,400
Pen Holdings, Inc., Series B, 9.875%, 6/15/2008*	50,000	4,500
Petro Stopping Centers, 10.5%, 2/1/2007	2,015,000	1,813,500
Pioneer Natural Resources Co.:
6.5%, 1/15/2008	260,000	262,187
7.5%, 4/15/2012	305,000	328,414
Plains All American Pipeline, 7.75%, 10/15/2012	105,000	108,675
Pride International, Inc., 10.0%, 6/1/2009	490,000	534,100
Southwest Gas Corp., 7.625%, 5/15/2012	270,000	283,876
Stone Energy Corp.:
8.25%, 12/15/2011	445,000	462,800
8.75%, 9/15/2007	540,000	561,600
Tesoro Petroleum Corp., Series B, 9.625%, 11/1/2008	280,000	198,800
Transocean, Inc., 9.5%, 12/15/2008	460,000	560,959
Westar Energy, Inc., 7.875%, 5/1/2007	875,000	875,000
Western Resources, Inc., 9.75%, 5/1/2007	310,000	279,000
Westport Resources Corp., 8.25%, 11/1/2011	440,000	457,600
		14,330,260
Financials 3.3%
Capstar Hotel Co., 8.75%, 8/15/2007	585,000	397,800
Corrections Corp. of America, 9.875%, 5/1/2009	805,000	859,338
Eaton Vance Corp. "C", 13.68%, 7/15/2012	2,625,401	26,254
FRD Acquisition, Series B, 12.5%, 7/15/2004*	180,000	0
Household Finance Corp.:
5.75%, 1/30/2007	230,000	228,141
6.375%, 11/27/2012	460,000	460,160
7.35%, 11/27/2032	265,000	268,216
LaBranche & Co., Inc., 12.0%, 3/2/2007	705,000	782,550
Meristar Hospitality Corp., 9.0%, 1/15/2008	820,000	758,500
PCA LLC/PCA Finance Corp., 11.875%, 8/1/2009	345,000	345,863
R.H. Donnelly Finance Corp.:
8.875%, 12/15/2010	160,000	167,600
10.875%, 12/15/2012	415,000	440,419
Xerox Credit Corp., 7.0%, 6/9/2003	260,000	247,000
		4,981,841
Health Care 4.2%
Advanced Medical Optics, Inc., 9.25%, 7/15/2010	120,000	124,200
Amerisourcebergen Corp., 7.25%, 11/15/2012	330,000	343,200
HealthSouth Corp.:
7.0%, 6/15/2008	1,135,000	925,025
7.625%, 6/1/2012	2,075,000	1,722,250
IASIS Healthcare Corp., 13.0%, 10/15/2009	345,000	374,325
Insight Health Services, Series B, 9.875%, 11/1/2011	365,000	359,525
Magellan Health Services, Inc.:
9.0%, 2/15/2008	895,000	156,625
9.375%, 11/15/2007	90,000	64,800
Mariner Post-Acute Network, Inc., Series B, 10.5%, 8/1/2006	840,000	823,200
MedQuest, Inc., 11.875%, 8/15/2012	120,000	123,000
Ndchealth Corp., 10.5%, 12/1/2012	220,000	218,900
Omnicare, Inc., Series B, 8.125%, 3/15/2011	295,000	317,125
Radiologix, Inc., 10.5%, 12/15/2008	590,000	575,250
Vanguard Health Systems, Inc., 9.75%, 8/1/2011	340,000	328,100
		6,455,525
Industrials 29.1%
Allied Waste North America, Inc.:
Series B, 7.625%, 1/1/2006	2,175,000	2,185,875
Series B, 8.5%, 12/1/2008	120,000	122,400
9.25%, 9/1/2012	230,000	238,050
Series B, 10.0%, 8/1/2009	985,000	994,850
Atlantis Group, Inc., 11.0%, 2/15/2003	1,110,000	1,110,000
AutoNation, Inc., 9.0%, 8/1/2008	905,000	950,250
Avis Group Holdings, Inc., 11.0%, 5/1/2009	1,885,000	2,038,156
Buckeye Technologies, Inc.:
8.25%, 12/15/2005	630,000	573,300
9.25%, 9/15/2008	370,000	322,363
Caraustar Industries, Inc., 7.375%, 6/1/2009	185,000	181,593
Chukchansi Economic Development Authority, 14.5%, 6/15/2009	265,000	262,350
Coinmach Corp., 9.0%, 2/1/2010	1,365,000	1,433,250
Collins & Aikman Products:
10.75%, 12/31/2011	265,000	255,725
11.5%, 4/15/2006	685,000	582,250
Congoleum Corp., 8.625%, 8/1/2008	510,000	331,500
CP Ships Ltd., 10.375%, 7/15/2012	710,000	752,600
Dana Corp., 9.0%, 8/15/2011	500,000	493,750
Day International Group, Inc., 11.125%, 6/1/2005	950,000	959,500
DeCrane Aircraft Holdings, Inc., Series B, 12.0%, 9/30/2008	1,430,000	572,000
DR Horton, Inc., 7.5%, 12/1/2007	310,000	309,225
Dyersburg Corp., Series B, 9.75%, 9/1/2007*	790,000	79
Eagle-Picher Industries, Inc., 9.375%, 3/1/2008	770,000	523,600
Equistar Chemicals LP:
8.75%, 2/15/2009	2,650,000	2,385,000
10.125%, 9/1/2008	685,000	657,600
Fairchild Corp., 10.75%, 4/15/2009	665,000	665,000
Ferro Corp., 9.125%, 1/1/2009	245,000	252,023
Fibermark, Inc., 10.75%, 4/15/2011	740,000	740,000
Flowserve Corp., 12.25%, 8/15/2010	988,000	1,067,040
Fort James Corp., 6.875%, 9/15/2007	710,000	674,500
Golden State Petroleum Transportation, 8.04%, 2/1/2019	285,000	257,606
Goodyear Tire & Rubber Co.:
6.375%, 3/15/2008	285,000	208,550
7.857%, 8/15/2011	1,105,000	796,861
8.125%, 3/15/2003	440,000	439,985
Grove Holdings LLC, Step-up Coupon, 0% to 5/1/2003, 11.625% to 5/1/2009*	180,000	18
Grove Investors, Inc., 14.5%, 5/1/2010*	537,303	0
GS Technologies:
12.0%, 9/1/2004*	531,234	53,123
12.25%, 10/1/2005*	1,430,000	71,500
Hayes Lemmerz International, Inc.:
11.0%, 7/15/2006*	1,990,000	29,850
11.875%, 6/15/2006*	560,000	291,200
Hercules, Inc.:
6.6%, 8/1/2027	70,000	68,600
11.125%, 11/15/2007	830,000	913,000
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	230,000	242,075
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	930,000	962,550
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009	540,000	486,000
Kansas City Southern:
7.5%, 6/15/2009	690,000	719,325
9.5%, 10/1/2008	575,000	629,625
Kindercare Learning Centers, Inc., 9.5%, 2/15/2009	1,250,000	1,200,000
Knoll, Inc., 10.875%, 3/15/2006	595,000	581,613
La Petite Academy, Inc., 10.0%, 5/15/2008	1,800,000	936,000
Louisiana Pacific Corp., 10.875%, 11/15/2008	390,000	414,375
Lyondell Chemical Co., 10.875%, 5/1/2009	60,000	55,500
MDC Holdings, Inc., 7.0%, 12/1/2012	450,000	445,500
Metaldyne Corp., 11.0%, 6/15/2012	445,000	369,350
Millennium America, Inc.:
7.0%, 11/15/2006	1,390,000	1,348,300
7.625%, 11/15/2026	55,000	46,475
9.25%, 6/15/2008	1,985,000	2,074,325
Motors and Gears, Inc., 10.75%, 11/15/2006	385,000	331,100
Navistar International Corp., 9.375%, 6/1/2006	320,000	310,400
Petroleum Helicopters, Inc., Series B, 9.375%, 5/1/2009	165,000	172,425
Phelps Dodge Corp., 8.75%, 6/1/2011	245,000	249,980
Plainwell, Inc., Series B, 11.0%, 3/1/2008*	590,000	5,900
Resolution Performance Products LLC, 13.5%, 11/15/2010	395,000	428,575
Samsonite Corp., 10.75%, 6/15/2008	1,080,000	874,800
Standard Pacific Corp., 8.5%, 4/1/2009	290,000	297,250
Sybron Dental Specialties, 8.125%, 6/15/2012	120,000	121,200
Terex Corp.:
8.875%, 4/1/2008	410,000	387,450
Series B, 10.375%, 4/1/2011	315,000	308,700
Texas Petrochemicals Corp., 11.125%, 7/1/2006	210,000	121,800
Toll Corp., 8.0%, 5/1/2009	380,000	383,800
Trico Marine Services, 8.875%, 5/15/2012	595,000	551,863
United Rentals, Inc.:
Series B, 9.0%, 4/1/2009	1,930,000	1,737,000
10.75%, 4/15/2008	1,215,000	1,281,825
Xerox Corp.:
5.5%, 11/15/2003	505,000	487,325
9.75%, 1/15/2009	1,155,000	1,108,800
		44,435,328
Information Technology 2.0%
Amkor Technology, Inc., 9.25%, 5/1/2006	115,000	110,975
Computer Associates, Inc.:
Series B, 6.375%, 4/15/2005	740,000	706,700
Series B, 6.5%, 4/15/2008	230,000	217,350
Seagate Technology Holdings, 8.0%, 5/15/2009	840,000	873,600
Solectron Corp.:
7.375%, 3/1/2006	290,000	275,500
9.625%, 2/15/2009	845,000	832,325
		3,016,450
Materials 12.1%
Abitibi-Consolidated Finance, 7.875%, 8/1/2009	265,000	267,891
American Plumbing & Mechanical, Inc., 11.625%, 10/15/2008	60,000	19,200
Berry Plastics Corp., 10.75%, 7/15/2012	555,000	602,175
Collins & Aikman Floorcove, Series B, 9.75%, 2/15/2010	240,000	244,800
Dayton Superior Corp., 13.0%, 6/15/2009	385,000	315,700
Dex Media East LLC:
9.875%, 11/15/2009	860,000	915,900
12.125%, 11/15/2012	1,385,000	1,500,994
Dimac Corp., 12.5%, 10/1/2008*	1,420,000	14,200
Foamex LP, 10.75%, 4/1/2009	410,000	295,200
Fonda Group, 9.5%, 3/1/2007	1,430,000	693,550
Georgia-Pacific Corp.:
7.5%, 5/15/2006	1,225,000	1,157,625
Debenture, 7.7%, 6/15/2015	1,070,000	909,500
8.125%, 5/15/2011	470,000	446,500
Greif Brothers Corp., 8.875%, 8/1/2012	630,000	658,350
KB Home, 8.625%, 12/15/2008	455,000	473,769
Lennar Corp., 9.95%, 5/1/2010	1,105,000	1,232,075
Lyondell Chemical Co.:
9.5%, 12/15/2008	1,000,000	985,000
Series B, 9.875%, 5/1/2007	195,000	196,950
Metals USA, Inc., 8.625%, 2/15/2008*	800,000	224,000
MMI Products, Inc., Series B, 11.25%, 4/15/2007	945,000	869,400
Nortek, Inc., 9.125%, 9/1/2007	235,000	236,175
Owens-Brockway Glass Container:
8.75%, 11/15/2012	100,000	103,375
8.875%, 2/15/2009	1,505,000	1,565,200
Owens-Illinois, Inc.:
7.5%, 5/15/2010	260,000	241,800
7.85%, 5/15/2004	205,000	202,950
Republic Technologies International LLC, 13.75%, 7/15/2009*	1,920,000	76,800
Riverwood International Corp., 10.875%, 4/1/2008	1,830,000	1,866,600
Schuler Homes, Inc.:
9.375%, 7/15/2009	510,000	530,400
10.5%, 7/15/2011	935,000	972,400
Stone Container Corp., 9.75%, 2/1/2011	130,000	141,700
Toll Corp.:
7.75%, 9/15/2007	215,000	215,538
8.125%, 2/1/2009	100,000	102,000
8.75%, 11/15/2006	130,000	134,225
		18,411,942
Telecommunication Services 8.3%
American Tower Corp., 9.375%, 2/1/2009	755,000	579,463
AT&T Wireless Services, Inc., 8.125%, 5/1/2012	1,215,000	1,166,400
Avaya, Inc., 11.125%, 4/1/2009	1,430,000	1,265,550
Celcaribe SA, 14.5%, 3/15/2004	1,100,000	528,000
Century Communications Corp.:
8.375%, 11/15/2017*	165,000	42,900
8.75%, 10/1/2007*	260,000	67,600
8.875%, 1/15/2007*	115,000	29,900
Crown Castle International Corp.:
9.375%, 8/1/2011	230,000	193,200
10.625%, 11/15/2007	1,000,000	910,000
FairPoint Communications, Inc., 12.5%, 5/1/2010	60,000	38,700
ICG Holdings, Inc., 13.5%, 9/15/2005*	2,880,000	7,200
Impsat Corp., 12.375%, 6/15/2008*	1,945,000	58,350
Level 3 Communications, Inc., 11.0%, 3/15/2008	470,000	289,050
Motorola, Inc.:
7.625%, 11/15/2010	125,000	125,938
8.0%, 11/1/2011	85,000	86,700
Nextel Communications, Inc.:
9.375%, 11/15/2009	1,465,000	1,362,450
9.5%, 2/1/2011	100,000	92,500
Nextlink Communications, Inc.:
12.5%, 4/15/2006*	230,000	575
Step-up Coupon, 0% to 6/1/2004, 12.25% to 6/1/2009*	2,300,000	5,750
Qwest Capital Funding, Inc.:
5.875%, 8/3/2004	175,000	147,875
7.0%, 8/3/2009	1,805,000	1,128,125
7.625%, 8/2/2021	495,000	264,825
Qwest Corp.:
5.625%, 11/15/2008	2,620,000	2,253,200
8.875%, 3/15/2012	140,000	135,100
Sprint Capital Corp.:
6.125%, 11/15/2008	970,000	840,495
6.375%, 5/1/2009	155,000	133,308
8.375%, 3/15/2012	120,000	109,740
Teligent, Inc., Series B, Step-up Coupon, 0% to 3/1/2003, 11.5% to 3/1/2008*	775,000	78
US West Communication, Inc., 7.25%, 9/15/2025	935,000	748,000
		12,610,972
Utilities 2.4%
AES Corp., 9.375%, 9/15/2010	705,000	324,300
Calpine Corp.:
7.75%, 4/15/2009	415,000	178,450
8.5%, 2/15/2011	405,000	183,263
CMS Energy Corp.:
7.5%, 1/15/2009	245,000	208,250
8.5%, 4/15/2011	1,675,000	1,423,750
8.9%, 7/15/2008	215,000	185,975
Public Service Co. of Colorado, 7.875%, 10/1/2012	580,000	635,754
Southwest Gas Corp., 8.375%, 2/15/2011	75,000	81,471
Southwestern Public Service Co., Series A, 6.2%, 3/1/2009	140,000	139,678
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	335,000	304,850
		3,665,741
Total Corporate Bonds (Cost $194,017,865)		171,189,023

Foreign Bonds - US$ Denominated 20.9%
Acetex Corp., 10.875%, 8/1/2009	435,000	461,100
Antenna TV SA, 9.0%, 8/1/2007	50,000	30,000
Bluewater Finance Ltd., 10.25%, 2/15/2012	710,000	667,400
British Sky Broadcasting PLC:
6.875%, 2/23/2009	935,000	958,375
8.2%, 7/15/2009	900,000	974,250
Central European Media Enterprises Ltd., 9.375%, 8/15/2004	340,000	275,825
Comcast UK Cable Partners Ltd., 11.2%, 11/15/2007	2,800,000	2,044,000
Condelco, Inc., 6.375%, 11/30/2012	110,000	109,001
Conproca SA de CV, 12.0%, 6/16/2010	345,000	413,138
Corp Durango SA, 13.75%, 7/15/2009	770,000	400,400
Disco SA, 9.875%, 5/15/2008	285,000	245,100
Dolphin Telecom PLC, Series B, Step-up-Coupon, 0% to 5/15/2004, 14% to 5/15/2009*	2,000,000	200
Euramax International PLC, 11.25%, 10/1/2006	1,140,000	1,168,500
Fage Dairy Industry SA, 9.0%, 2/1/2007	480,000	459,600
Global Telesystems, Inc.:
10.875%, 6/15/2008*	430,000	43
11.5%, 12/15/2007*	2,020,000	202
Gruma SA de CV, 7.625%, 10/15/2007	205,000	195,263
Grupo Elektra SA de CV, 12.0%, 4/1/2008	115,000	90,850
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004	50,000	22,000
Grupo Transportacion Ferroviaria Mexicana SA de CV:
10.25%, 6/15/2007	1,315,000	1,232,813
12.5%, 6/15/2012	730,000	722,700
Hurricane Hydrocarbons Ltd., 12.0%, 8/4/2006	1,015,000	1,032,763
Innova S de R.L., 12.875%, 4/1/2007	770,000	623,700
Intrawest Corp. 10.5%, 2/1/2010	220,000	226,600
Luscar Coal Ltd., 9.75%, 10/15/2011	120,000	130,200
MetroNet Communications Corp.:
10.75%, 11/1/2007*	1,145,000	166,025
12.0%, 8/15/2007*	350,000	52,500
Millicom International Cellular SA, 13.5%, 6/1/2006	1,435,000	574,000
Ocean Rig Norway AS, 10.25%, 6/1/2008	545,000	485,050
Pemex Project Funding Master Trust, 9.125%, 10/13/2010	370,000	408,850
Petroleum Geo-Services ASA, 7.125%, 3/30/2028	735,000	205,800
PTC International Finance BV, Step-up Coupon, 10.75% to 7/1/2007	972,000	1,010,880
PTC International Finance II SA, 11.25%, 12/1/2009	240,000	254,400
Republic of Argentina 11.75%, 6/15/2015*	200,000	46,000
Royal Caribbean Cruises Ltd.:
6.75%, 3/15/2008	270,000	239,625
8.75%, 2/2/2011	1,500,000	1,428,750
Russian Federation, 5.0%, 3/31/2030	380,000	297,825
Stagecoach Holdings PLC, 8.625%, 11/15/2009	1,805,000	1,557,018
Star Choice Communications, Inc., 13.0%, 12/15/2005	255,000	239,700
Stena AB:
8.75%, 6/15/2007	480,000	480,000
9.625%, 12/1/2012	1,075,000	1,096,500
Stone Container Corp., 11.5%, 8/15/2006	870,000	926,550
TeleWest Communications PLC, Step-up Coupon, 0% to 4/15/2004, 9.25% to 4/15/2009	1,610,000	185,150
TFM SA de CV, 11.75%, 6/15/2009	465,000	441,750
Tyco International Group SA:
5.8%, 8/1/2006	2,695,000	2,506,350
6.125%, 11/1/2008	2,550,000	2,307,750
6.125%, 1/15/2009	1,915,000	1,733,075
6.375%, 10/15/2011	1,565,000	1,400,675
6.75%, 2/15/2011	110,000	99,550
Vicap SA, 11.375%, 5/15/2007	1,085,000	900,550
Yell Finance BV:
10.75%, 8/1/2011	185,000	203,500
Step-up Coupon, 0% to 8/1/2006, 13.5% to 8/1/2011	365,000	260,975
Total Foreign Bonds - US$ Denominated (Cost $38,877,597)		31,992,821

Foreign Bonds - Non US$ Denominated 0.7%
Antenna TV SA, 9.75%, 7/1/2008	Euro 215,000	134,522
Ispat Europe Group SA, 11.875%, 2/1/2011	Euro 210,000	181,449
Stagecoach Holdings PLC, 6.0%, 11/24/2004	Euro 395,000	356,988
Tyco International Group SA, 6.125%, 4/4/2007	Euro 495,000	441,219
Total Foreign Bonds - Non US$ Denominated (Cost $1,100,274)		1,114,178
Convertible Bonds 0.5%
Avaya, Inc., Zero Coupon, 10/31/2021	1,010,000	362,388
DIMON, Inc., 6.25%, 3/31/2007	215,000	191,350
Solectron Corp., Zero Coupon, 11/20/2020	435,000	218,113
Total Convertible Bonds (Cost $693,588)		771,851

	Units	Value ($)

Other 0.0%
SpinCycle, Inc.*	29,072	14,536
SpinCycle, Inc. "F"*	204	11
Total Other (Cost $71,051)		14,547

	Shares	Value ($)

Common Stocks 0.4%
AMF Bowling Worldwide, Inc.*	5,052	93,715
Capital Pacific Holdings, Inc.*	3,634	11,592
Dade Behring, Inc.*	17,266	284,026
FRD Acquisition Co.*	3,317	13,135
ICG Communications, Inc.*	4,950	50
Mariner Health Care, Inc.*	1,478	9,962
MEDIQ, Inc.*	442	1,920
Metal Management, Inc.*	44,003	168,311
National Vision, Inc.*	65,665	20,356
The Manitowoc Co., Inc.	1,654	44,327
Total Common Stocks (Cost $4,652,315)		647,394

Warrants 0.1%
American Banknote Corp.*	720	0
AMF Bowling Worldwide, Inc.*	11,616	46,464
AMF Bowling Worldwide, Inc.*	11,889	50,528
Communication Cellular SA*	2,000	20
DeCrane Aircraft Holdings, Inc.*	1,640	16
Destia Communications, Inc.*	830	0
Empire Gas Corp.*	1,794	0
KMC Telecom Holdings, Inc.*	1,240	0
Mariner Health Care, Inc.*	1,396	80
McLeodUSA, Inc.*	7,371	3,317
Ono Finance PLC*	1,380	14
Republic Technologies International LLC*	1,920	19
Stations Holding Co., Inc.*	5,000	0
UIH Australia Pacific, Inc.*	710	0
Waxman Industries, Inc.*	55,106	551
Total Warrants (Cost $3,645,422)		101,009

Preferred Stocks 0.6%
Sinclair Capital	8,370	887,220
TNP Enterprises, Inc.	550	41,250
Total Preferred Stocks (Cost $877,700)		928,470

Convertible Preferred Stocks 0.0%
McLeodUSA, Inc.*	3,327	15,005
World Access, Inc. "D"*	502	0
Total Convertible Preferred Stocks (Cost $1,318,624)		15,005

	Principal Amount ($)	Value ($)

Asset Backed 2.4%
Carlyle High Yeild Partners "D1", Series 1, 12.24%, 5/31/2007	2,000,000	1,800,000
Golden Tree High Yield Opportunities LP "D1", Series 1, 13.054%, 10/31/2007	2,000,000	1,848,000
Total Asset Backed (Cost $4,000,000)		3,648,000
US Treasury Obligations 0.6%
US Treasury Bond, 13.875%, 5/15/2011 (Cost $956,032)	710,000	965,046

	Shares	Value ($)

Cash Equivalents 2.0%
Scudder Cash Management QP Trust, 1.45% (b) (Cost $3,072,615)	3,072,615	3,072,615

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $253,011,341) (c)	140.4	214,459,959
Other Assets and Liabilities, Net	2.2	3,299,857
Notes Payable	(42.6)	(65,000,000)
Net Assets	100.0	152,759,816

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) The cost for federal income tax purposes was $254,265,811. At November 29, 2002, net unrealized depreciation for all securities based on tax cost was $39,805,852. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,627,709 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $48,433,561.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2002
Assets
Investments in securities, at value (cost $253,011,341)	$ 214,459,959
Receivable for investments sold	1,333,208
Dividends receivable	24,788
Interest receivable	5,319,874
Unrealized appreciation on forward currency exchange contracts	4,743
Other assets	165,975
Total assets	221,308,547
Liabilities
Notes payable	65,000,000
Payable for investments purchased	2,997,199
Interest payable	299,810
Unrealized depreciation on forward currency exchange contracts	11,984
Accrued management fee	102,474
Other accrued expenses and payables	137,264
Total liabilities	68,548,731
Net assets, at value	$ 152,759,816
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(19,756)
Net unrealized appreciation (depreciation) on: Investments	(38,551,382)
Foreign currency related transactions	(5,872)
Accumulated net realized gain (loss)	(88,496,106)
Paid-in capital	279,832,932
Net assets, at value	$ 152,759,816
Net Asset Value
Net Asset Value per share ($152,759,816 / 31,101,710 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.91

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2002
Investment Income
Income: Interest	$ 25,571,063
Dividends	99,108
Total Income	25,670,171
Expenses: Management fee	1,369,408
Services to shareholders	37,159
Custodian fees	15,724
Auditing	44,356
Legal	36,516
Trustees' fees and expenses	21,727
Reports to shareholders	125,058
Interest expense	1,575,576
Other	108,698
Total expenses, before expense reductions	3,334,222
Expense reductions	(1,208)
Total expenses, after expense reductions	3,333,014
Net investment income	22,337,157
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(44,181,299)
Futures	(277,374)
Foreign currency related transactions	5,331
(44,453,342)
Net unrealized appreciation (depreciation) during the period on: Investments	21,738,553
Futures	209,339
Foreign currency related transactions	(5,872)
21,942,020
Net gain (loss) on investment transactions	(22,511,322)
Net increase (decrease) in net assets resulting from operations	$ (174,165)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2002	2001
Operations: Net investment income	$ 22,337,157	$ 24,797,230
Net realized gain (loss) on investment transactions	(44,453,342)	(19,958,627)
Net unrealized appreciation (depreciation) on investment transactions during the period	21,942,020	7,177,902
Net increase (decrease) in net assets resulting from operations	(174,165)	12,016,505
Distributions to shareholders from: Net investment income	(21,183,028)	(26,787,503)
Return of capital	(756,914)	-
Fund share transactions: Reinvestment of distributions	2,232,220	2,203,300
Net increase (decrease) in net assets from Fund share transactions	2,232,220	2,203,300
Increase (decrease) in net assets	(19,881,887)	(12,567,698)
Net assets at beginning of period	172,641,703	185,209,401
Net assets at end of period (including accumulated distributions in excess of net investment income of $19,756 and $1,899,435 respectively)	$ 152,759,816	$ 172,641,703
Other information
Shares outstanding at beginning of period	30,728,893	30,434,489
Shares issued to shareholders in reinvestment of dividends	372,817	294,404
Shares outstanding at end of period	31,101,710	30,728,893

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended November 30, 2002
Cash flows from operating activities
Investment income received	$ 21,799,409
Payment of operating expenses	(1,880,394)
Payment of interest expense	(1,413,463)
Proceeds from sale and maturities of investments	245,260,247
Purchases of investments	(240,739,364)
Net purchases of short-term investments	(1,254,513)
Cash provided by operating activities	$ 21,771,922
Cash flows from financing activities
Distributions paid (net of reinvestment of distributions)	$ (21,781,922)
Cash used by financing activities	(21,781,922)
Decrease in cash	(10,000)
Cash at beginning of period	10,000
Cash at end of period	$ -
Reconciliation of net increase (decrease) in net assets from operations to cash provided by operating activities
Net decrease in net assets resulting from operations	$ (174,165)
Net decrease in investments and foreign currency contracts	23,533,699
Decrease in dividends and interest receivable	334,422
Increase in other assets	(165,975)
Increase in receivable for investments sold	(107,018)
Decrease in payable for investments purchased	(1,822,951)
Increase in interest payable	199,613
Decrease in accrued expenses and payables	(25,703)
Cash provided by operating activities	$ 21,771,922
Non-cash financing activities
Reinvestment of distributions	$ 2,232,220

Financial Highlights

Years Ended November 30,	2002[d]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 5.62	$ 6.09	$ 7.89	$ 8.94	$ 9.44
Income (loss) from investment operations:
Net investment income	.72[a]	.81[a]	.90[a]	.95[a]	.92
Net realized and unrealized gain (loss) on investment transactions	(.72)	(.40)	(1.73)	(.96)	(.52)
Total from investment operations	.00	.41	(.83)	(.01)	.40
Less distributions from: Net investment income	(.69)	(.88)	(.97)	(.92)	(.90)
Return of capital	(.02)	-	-	-	-
Total distributions	(.71)	(.88)	(.97)	(.92)	(.90)
Dilution resulting from the rights offering at market value	-	-	-	(.12)	-
Net asset value, end of period	$ 4.91	$ 5.62	$ 6.09	$ 7.89	$ 8.94
Market value, end of period	$ 5.40	$ 7.42	$ 7.19	$ 8.63	$ 9.88
Total Return
Based on net asset value (%)[b]	(1.53)	3.86	(12.57)	(1.86)[c]	4.38
Based on market value (%)[b]	(18.19)	16.00	(5.45)	(2.87)[c]	6.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	153	173	185	237	214
Ratio of expenses (%)	2.07	2.78	2.74	2.32	1.55
Ratio of expenses excluding interest expense (%)	1.09	1.10	1.07	1.28	.99
Ratio of net investment income (%)	13.87	13.31	12.32	11.21	10.01
Portfolio turnover rate (%)	110	47	65	45	83
Total debt outstanding at end of period ($ thousands)	65,000	65,000	50,000	55,000	20,000
Asset coverage per $1,000 of debt	3,350	3,656	4,704	5,315	11,700

[a] Based on average shares outstanding during the period.
[b] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
[c] During the year ended November 30, 1999, the Fund issued 5,885,381 shares in connection with a rights offering of the Fund's shares. Without the effect of the dilution, total return for the net asset value and the market value would have been .51% and (1.50)%, respectively.
[d] As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to December 1, 2001 are included as interest income. The effect of these changes for the year ended November 30, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio for net investment income to average net assets from 14.38% to 13.87%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder High Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2002, the Fund had a net tax basis capital loss carryforward of approximately $78,890,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2003 ($5,908,000), November 30, 2005 ($152,000), November 30, 2007 ($3,509,000), November 30, 2008 ($9,086,000), November 30, 2009 ($20,780,000) and November 30, 2010 ($39,455,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through November 30, 2002 the Fund incurred approximately $8,353,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 30, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (78,890,000)
Net unrealized appreciation (depreciation) on investments	$ (39,805,852)

In addition, during the year ended November 30, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ (21,183,028)
Return of capital	$ (756,914)

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Statement of Cash Flows. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in its custodian bank at November 30, 2002. Significant non-cash activity from market discount accretion has been excluded from the Statement of Cash Flows.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

Other Considerations. The Fund invests a substantial portion of its assets in high-yield bonds. These bonds ordinarily are in the lower rating categories of recognized rating agencies or are non-rated, and thus involve more risk than higher rated bonds.

B. Purchases and Sales of Securities

During the year ended November 30, 2002, purchases and sales of investment securities (excluding short-term instruments and US Treasury obligations) aggregated $201,801,947 and $194,368,067, respectively. Purchases and sales of US Treasury obligations aggregated $37,085,273 and $50,999,198, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the UK. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.85% of the first $250,000,000 of the Fund's average weekly net assets and 0.75% of such net assets in excess of $250,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended November 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. The amount charged to the Fund by SISC aggregated $27,958, of which $8,400 is unpaid at November 30, 2002.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended November 30, 2002, totaled $83,139 and are reflected as interest income on the Statement of Operations.

D. Forward Foreign Currency Commitments

As of November 30, 2002, the Fund had the following forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation)
EUR	192,000	USD	185,664	1/22/2003	$ (4,569)
EUR	329,900	USD	320,168	1/22/2003	(6,695)
EUR	150,309	USD	148,204	1/22/2003	(720)
EUR	70,364	USD	70,998	1/22/2003	1,282
EUR	90,423	USD	90,875	1/22/2003	1,285
EUR	150,309	USD	150,158	1/22/2003	1,233
EUR	114,895	USD	114,780	1/22/2003	943
Total					$ (7,241)

Currency Abbreviation
EUR	Euro	USD	US Dollar

E. Borrowings

The notes payable represents a secured loan of $65,000,000 from Barton Capital Corporation at November 30, 2002. The note bears interest at the commercial paper rate plus dealer fees (1.792% at November 30, 2002) which is payable at maturity. A commitment fee is charged to the Fund and is included with interest expense on the Statement of Operations. An arrangement fee incurred by the Fund in connection with its loan was deferred and is being amortized on a straight-line basis over a three-year period. The loan amounts and rates are reset periodically under a revolving credit agreement obtained by the Fund in an amount not to exceed $65,000,000 at any one time and which is renewable annually until May 28, 2005.

Prior to May 31, 2002, the Fund was party to a credit facility with Bank of America and State Street Bank and Trust Company, the amount of which was not to exceed $105,000,000 at any one time. Loans under this facility bore interest at the 5 month LIBOR plus 0.45% which was payable at maturity.

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the year ended November 30, 2002 was $65,000,000 with a weighted average interest rate of 1.866%.

F. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended November 30, 2002, the Fund's custodian and transfer agent fees were reduced by $1,208 and none, respectively, under these arrangements.

G. Change in Accounting Principle

As required, effective December 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to December 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $1,290,214 reduction in cost of securities and a corresponding $1,290,214 decrease in net unrealized depreciation, based on securities held by Scudder High Income Trust on December 1, 2001.

The effect of this change for the year ended November 30, 2002, was to decrease net investment income by $720,219; increase net unrealized depreciation by $1,018,472, increase net realized gains by $1,738,691. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder High Income Trust:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder High Income Trust (the "Trust") as of November 30, 2002, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder High Income Trust, at November 30, 2002, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts January 14, 2003	/s/ Ernst & Young LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of Scudder High Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph E for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds held in each account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph G hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of November 30, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (56) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)	82
Lewis A. Burnham (69) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	82
Donald L. Dunaway (65) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	82
James R. Edgar (56) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products)	82
Paul K. Freeman (52) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	82
Robert B. Hoffman (65) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (until 2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); Vice President and Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals)	82
Shirley D. Peterson (61) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), U.S. Department of Justice. Directorships: Bethlehem Steel Corp.; Federal Mogul Corp.; Trustee, Bryn Mawr College.	82
Fred B. Renwick (72) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; The Investment Fund for Foundations; Chairman, Finance Committee of Morehouse College Board of Trustees; American Bible Society Investment Committee; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees	82
William P. Sommers (69) Trustee, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, Iameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (engineering and testing firm); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena)	82
John G. Weithers (69) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange (until 1992). Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	82

Interested Trustees and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[2,3] (57) Chairman, Trustee and Vice President, 2002-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999)
199
William F. Glavin, Jr.[2] (44) Trustee and President, 2001-present	Managing Director of Deutsche Asset Management; President of Scudder Investor Services Corp. (1999-present); President of Scudder Service Corp. (2000-present); President of Scudder Financial Services, Inc. (1999-present); Vice President of Scudder Distributors, Inc. (2000-present); formerly, Executive Vice President of Dreyfus Service Corp. (1995-1997); Senior Vice President of The Boston Company Advisors (1991-1995). Directorships: Trustee, Crossroads for Kids (serves at-risk children)	82
Andrew P. Cestone[5] (32) Vice President, 2002-present	Managing Director of Deutsche Asset Management (1998-present); prior thereto, investment analyst, Phoenix Investment Partners; credit officer in asset-based lending group, Fleet Bank	n/a
Philip J. Collora (57) Vice President and Assistant Secretary, 1986-present	Director of Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (48) Vice President and Assistant Secretary, 2002-present	Managing Director of Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (39) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Charles A. Rizzo[4,6] (45) Treasurer, 2002-present	Director of Deutsche Asset Management (April 2000 to present); formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Brenda Lyons[4] (40) Assistant Treasurer, 1998-present	Managing Director of Deutsche Asset Management	n/a
John Millette[4] (40) Secretary, 2001-present	Vice President of Deutsche Asset Management	n/a
Caroline Pearson[4] (40) Assistant Secretary, 1998-present	Managing Director of Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts
5 Address: 150 South Independence Boulevard, Philadelphia, Pennsylvania
6 Mr. Rizzo was elected to serve as Treasurer of the fund on November 20, 2002.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Investment Products and Services

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund*

Scudder Global Biotechnology Fund*

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund*

Scudder Mid Cap Fund*

Scudder Small Cap Fund*

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund*

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors
Equity Partners Fund*

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Asset Management Fund*

Scudder Flag Investors Value Builder Fund*

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund*

Scudder Lifecycle Long Range Fund*

Scudder Lifecycle Short Range Fund*

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2012 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund*

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund*

Scudder International Select Equity Fund*

Scudder Japanese Equity Fund*

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund*

Scudder High Income Plus Fund*,**

Scudder High Income Fund***

Scudder High Income
Opportunity Fund****

Scudder Income Fund

Scudder PreservationPlus Fund*

Scudder PreservationPlus Income Fund*

Scudder Short-Term Bond Fund

Scudder Short-Term Fixed Income Fund*

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund*

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund*

Index-Related Funds

Scudder EAFE ® Equity Index Fund*

Scudder Equity 500 Index Fund*

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Germany Fund

The New Germany Fund

The Central European Equity Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219066 Kansas City, MO 64121-9066
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116

Notes

Notes

Notes